UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2015

MID PENN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-13677	25-1666413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

349 Union Street, Millersburg, Pennsylvania 17061

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (888) 642-7736

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

On March 1, 2015, Mid Penn Bancorp, Inc. (the “Company”), pursuant to an Agreement and Plan of Merger, dated as of August 27, 2014 (the “Merger Agreement”), by and between the Company and Phoenix Bancorp, Inc. (“Phoenix”), completed its acquisition of Phoenix. On March 5, 2015, the Company filed a Current Report on Form 8-K stating that it had completed the acquisition and that the financial statements required under Item 9.01(a) would be filed within 71 days after the date on which the Current Report on Form 8-K was required to be filed. This amended Current Report on Form 8-K/A contains the required financial statements.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.2 to this Current Report on
Form 8-K.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is attached as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K.

(c) Not applicable

(d) Exhibits

Exhibit No.	Description of Document

99.2	Unaudited financial statements for Phoenix Bancorp, Inc., for the nine months ended, September 30, 2014.

99.3	Unaudited pro forma condensed combined financial statements as of, and for the nine months ended, September 30, 2014 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K (File No. 001-13677) filed by Mid Penn Bancorp, Inc. on March 5, 2015).

99.4	Unaudited pro forma condensed consolidated combined financial statements as of, and for the year ended, December 31, 2013 (incorporated by reference to pages 27 through 32 of the Rule 424(b)(1) prospectus (File No. 333-199740) filed by Mid Penn Bancorp, Inc. on November 11, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

By:	/s/ Edward P. Williams
Name:	Edward P. Williams
Title:	Senior Vice President and Interim Principal Financial Officer

Date: May 20, 2015

EXHIBIT INDEX

Exhibit No.	Description of Document

99.2	Unaudited financial statements for Phoenix Bancorp, Inc., for the nine months ended, September 30, 2014.

99.3	Unaudited pro forma condensed combined financial statements as of, and for the nine months ended, September 30, 2014 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K (File No. 001-13677) filed by Mid Penn Bancorp, Inc. on March 5, 2015).

99.4	Unaudited pro forma condensed consolidated combined financial statements as of, and for the year ended, December 31, 2013 (incorporated by reference to pages 27 through 32 of the Rule 424(b)(1) prospectus (File No. 333-199740) filed by Mid Penn Bancorp, Inc. on November 11, 2014).

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